UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2016

WESTERN ASSET

ULTRA SHORT

OBLIGATIONS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks a high level of income, consistent with liquidity and the preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Ultra Short Obligations Fund for the twelve-month reporting period ended July 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 1, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Kevin K. Kennedy and Martin R. Hanley. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated July 22, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

II	Western Asset Ultra Short Obligations Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended July 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce reported that revised fourth quarter 2015 and first quarter 2016 GDP growth moderated to 0.9% and 0.8%, respectively. The U.S. Department of Commerce’s second reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”) and an upturn in exports and smaller decreases in nonresidential fixed investment and federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in July 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In July 2016, 26.6% of Americans looking for a job had been out of work for more than six months, versus 27.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed kept rates on hold at its meeting that concluded on July 27, 2016, as well as during its prior meetings of the year.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Ultra Short Obligations Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of income, consistent with liquidity and the preservation of capital. The Fund invests in securities through an underlying mutual fund, Ultra Short Obligations Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Ultra Short Obligations Portfolio.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt obligations (including bank obligations), other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar-denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed commercial paper, structured instruments and repurchase agreements. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The Fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund generally limits its investments in foreign securities to U.S. dollar-denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

Under normal circumstances, the Fund will invest at least 25% of its assets in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. Although the Fund concentrates its investments in the financial services industry, it may invest less than 25% of its assets in this industry as a temporary defensive measure.

Under normal circumstances, the Fund expects to maintain a dollar-weighted average effective maturity, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s and Portfolio’s subadviser, of not more than 90 days. In addition, the Fund will not purchase a security if, at the time of purchase, the security has a remaining final maturity, taking into account demand features and any interest reset provisions, of more than 397 days. The Fund invests only in securities that, at the time of purchase, are rated in one of the top two short-term rating categories (which may include gradations within each category) by one or more rating agencies followed by the Fund or, if unrated, are determined by Western Asset to be of comparable credit quality. However, the Fund intends to limit its investment in securities that, at the time of purchase, are rated in the second highest short-term rating category (or, if unrated, determined by Western Asset to be of comparable credit quality) to not more than 5% of its total assets. The Fund is not a money market

Western Asset Ultra Short Obligations Fund 2016 Annual Report	1

Fund overview (cont’d)

fund and does not seek to maintain a stable net asset value of $1.00 per share.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months ended July 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)ii monetary policy, the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields fluctuated, but were unchanged overall, whereas long-term Treasury yields declined during the twelve months ended July 31, 2016. Two-year Treasury yields began and ended the reporting period at 0.67%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.20% at the beginning of the period and ended the period at 1.46%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

After a prolonged period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said it, “…expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its first five meetings in 2016, the Fed kept rates on hold.

Q. How did we respond to these changing market conditions?

A. Short-term interest rates rose considerably over the reporting period, initially driven by improving U.S. economic conditions and a tightening in the Fed’s interest rate policy in December 2015. More recently, short term rates rose due to upcoming regulatory changes in the money market sector. After maintaining a shorter average maturity stance late last calendar year, we gradually lengthened our maturity, taking advantage of a steeper LIBORiv curve.

Performance review

For the twelve months ended July 31, 2016, Class IS shares of Western Asset Ultra Short Obligations Fund returned 0.30%. The Fund’s unmanaged benchmarks, the BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Indexv and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Indexvi, returned 0.22% and 0.22%, respectively, for the same period. The Lipper Ultra Short Funds

2	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Category Average1 returned 0.61% over the same time frame.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Ultra Short Obligations Portfolio, which has the same investment objective and strategies, and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Ultra Short Obligations Portfolio.

Performance Snapshot as of July 31, 2016 (unaudited)
	6 months	12 months
Western Asset Ultra Short Obligations Fund:
Class IS	0.21%	0.30%
BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index	0.16%	0.22%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17%	0.22%
Lipper Ultra Short Funds Category Average[1]	0.79%	0.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended July 31, 2016 for Class IS was 0.47%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been -0.74%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015 (revised as of December 10, 2015), the gross total annual fund operating expense ratio for Class IS shares was 2.95%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.35% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds for the six-month period and among the 121 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	3

Fund overview (cont’d)

Additional amounts may be voluntarily waived and/or reimbursed from time to time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Adding longer dated fixed rate securities during the period contributed to performance as the Fed’s monetary policy remained steady. Adding to LIBOR-based floating rate positions created the opportunity to capture yields as rates moved higher later in the period.

Q. What were the leading detractors from performance?

A. There were no significant detractors from performance during the reporting period.

Thank you for your investment in Western Asset Ultra Short Obligations Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2016

RISKS: The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset Ultra Short Obligations Fund 2016 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

[v]

The BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index refers to the rate which banks bid to borrow and tracks a consistent synthetic investment in one-month U.S. dollar-denominated bank deposits.

vi	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	5

Portfolio at a glance† (unaudited)

Ultra Short Obligations Portfolio

The Fund invests all of its investable assets in Ultra Short Obligations Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of July 31, 2016 and July 31, 2015. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2016 and held for the six months ended July 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class IS	0.21%	$1,000.00	$1,002.10	0.35%	$1.74	Class IS	5.00%	$1,000.00	$1,023.12	0.35%	$1.76

[1]	For the six months ended July 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Ultra Short Obligations Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class IS
Twelve Months Ended 7/31/16	0.30%
Inception* through 7/31/16	0.24

Cumulative total returns[1]
Class IS (Inception date of 1/5/15 through 7/31/16)	0.38%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS is January 5, 2015.

8	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Ultra Short Obligations Fund vs. BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index† — January 5, 2015 - July 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Western Asset Ultra Short Obligations Fund on January 5, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment, in the BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index refers to the rate which banks bid to borrow and tracks a consistent synthetic investment in one-month U.S. dollar-denominated bank deposits. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The indices are unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund is subject to market fluctuations.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	9

Portfolio spread duration (unaudited)

Ultra Short Obligations Portfolio

Economic exposure — July 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index
CD	— Certificates of Deposit
CP	— Commercial Paper
Ultra Short	— Ultra Short Obligations Portfolio

10	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Portfolio effective duration (unaudited)

Ultra Short Obligations Portfolio

Interest rate exposure — July 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD 1-Month LIBID Constant Maturity Index
CD	— Certificates of Deposit
CP	— Commercial Paper
Ultra Short	— Ultra Short Obligations Portfolio

Western Asset Ultra Short Obligations Fund 2016 Annual Report	11

Statement of assets and liabilities

July 31, 2016

Assets:
Investment in Ultra Short Obligations Portfolio, at value	$7,534,999
Receivable from investment manager	6,218
Prepaid expenses	25,394
Total Assets	7,566,611

Liabilities:
Trustees’ fees payable	12
Accrued expenses	37,398
Total Liabilities	37,410
Total Net Assets	$7,529,201

Net Assets:
Par value (Note 3)	$8
Paid-in capital in excess of par value	7,524,214
Undistributed net investment income	4,518
Accumulated net realized loss on investments allocated from Ultra Short Obligations Portfolio	(697)
Net unrealized appreciation on investments allocated from Ultra Short Obligations Portfolio	1,158
Total Net Assets	$7,529,201

Shares Outstanding:
Class IS	752,847

Net Asset Value:
Class IS	$10.00

See Notes to Financial Statements.

12	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Statement of operations

For the Year Ended July 31, 2016

Investment Income:
Income from Ultra Short Obligations Portfolio	$46,168
Allocated expenses from Ultra Short Obligations Portfolio	(43,790)
Allocated waiver from Ultra Short Obligations Portfolio	23,479
Total Investment Income	25,857

Expenses:
Offering costs (Note 1)	45,558
Audit and tax fees	26,210
Investment management fee (Note 2)	18,784
Shareholder reports	15,880
Registration fees	11,858
Fund accounting fees	6,300
Legal fees	2,806
Transfer agent fees	1,687
Insurance	425
Excise tax (Note 1)	300
Trustees’ fees	138
Miscellaneous expenses	9,673
Total Expenses	139,619
Less: Fee waivers and/or expense reimbursements (Note 2)	(136,383)
Net Expenses	3,236
Net Investment Income	22,621
Net Realized Loss on Investments From Ultra Short Obligations Portfolio	(697)
Change in Net Unrealized Appreciation (Depreciation) From Investments in Ultra Short Obligations Portfolio	1,425
Increase in Net Assets From Operations	$23,349

See Notes to Financial Statements.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	13

Statements of changes in net assets

For the Years Ended July 31,	2016	2015†

Operations:
Net investment income	$22,621	$5,862
Net realized gain (loss)	(697)	260
Change in net unrealized appreciation (depreciation)	1,425	(267)
Increase in Net Assets From Operations	23,349	5,855

Distributions to Shareholders From (Note 1):
Net investment income	(22,612)	(5,862)
Decrease in Net Assets From Distributions to Shareholders	(22,612)	(5,862)

Fund Share Transactions (Note 3):
Net proceeds from sale of shares	—	7,500,000
Reinvestment of distributions	22,609	5,862
Increase in Net Assets From Fund Share Transactions	22,609	7,505,862
Increase in Net Assets	23,346	7,505,855

Net Assets:
Beginning of year	7,505,855	—
End of year*	$7,529,201	$7,505,855
*Includes undistributed net investment income of:	$4,518	$2,989

†	For the period January 5, 2015 (inception date) to July 31, 2015.

See Notes to Financial Statements.

14	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2016	2015[2]

Net asset value, beginning of year	$10.00	$10.00

Income from operations:
Net investment income	0.03	0.01
Net realized and unrealized gain[3]	0.00	0.00
Total income from operations	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.01)
Total distributions	(0.03)	(0.01)

Net asset value, end of year	$10.00	$10.00
Total return[4]	0.30%	0.08%

Net assets, end of year (000s)	$7,529	$7,506

Ratios to average net assets:
Gross expenses[5]	2.44%	4.58%[6]
Net expenses[5,7,8]	0.31	0.18 [6]
Net investment income	0.30	0.14 [6]

Portfolio turnover rate[9]	260%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 5, 2015 (inception date) to July 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Ultra Short Obligations Portfolio’s allocated expenses.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents the portfolio turnover rate of Ultra Short Obligations Portfolio.

See Notes to Financial Statements.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Ultra Short Obligations Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Ultra Short Obligations Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (49.9% at July 31, 2016) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are amortized on a straight line basis over twelve months.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

16	Western Asset Ultra Short Obligations Fund 2016 Annual Report

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $300 of Federal excise taxes attributable to calendar year 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,260	—	$(1,260)
(b)	260	$(260)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund and non-deductible offering costs for tax purposes.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	17

Notes to financial statements (cont’d)

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

During the year ended July 31, 2016, fees waived and/or expenses reimbursed amounted to $136,383.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

As of July 31, 2016, Legg Mason and its affiliates owned 100% of the Fund.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

At July 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Fund were as follows:

	Year Ended July 31, 2016	Period Ended July 31, 2015†
Class IS
Shares sold	—	750,000
Shares issued on reinvestment	2,261	586
Shares repurchased	—	—
Net increase	2,261	750,586

†	For the period January 5, 2015 (inception date) to July 31, 2015.

4. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended July 31, 2016 and fiscal period ended July 31, 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$22,612	$5,862

18	Western Asset Ultra Short Obligations Fund 2016 Annual Report

As of July 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$14,197
Deferred capital losses*	(697)
Other book/tax temporary differences(a)	(9,679)
Unrealized appreciation (depreciation)	1,158
Total accumulated earnings (losses) — net	$4,979

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

Western Asset Ultra Short Obligations Fund 2016 Annual Report	19

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Ultra Short Obligations Fund (the “Fund”), a series of Legg Mason Partners Income Trust, as of July 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 5, 2015 (inception date) to July 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016 by examination of the underlying Ultra Short Obligations Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Ultra Short Obligations Fund as of July 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 5, 2015 (inception date) to July 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2016

20	Western Asset Ultra Short Obligations Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Ultra Short Obligations Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Ultra Short Obligations Fund	21

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

22	Western Asset Ultra Short Obligations Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Ultra Short Obligations Fund	23

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

24	Western Asset Ultra Short Obligations Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Ultra Short Obligations Fund	25

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

26	Western Asset Ultra Short Obligations Fund

Schedule of investments

July 31, 2016

Ultra Short Obligations Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.9%
Financials — 0.9%
Capital Markets — 0.9%
Macquarie Bank Ltd., Senior Notes (Cost — $130,047)	2.000%	8/15/16	$130,000	$130,061	(a)
Total Investments before Short-Term Investments (Cost — $130,047)				130,061
Short-Term Investments — 99.3%
Certificates of Deposit — 36.2%
Bank of Montreal	0.610%	9/19/16	250,000	250,000
Bank of Montreal	0.900%	1/4/17	250,000	249,903
Bank of Tokyo-Mitsubishi UFJ NY	0.840%	8/10/16	200,000	200,000
Canadian Imperial Bank of Commerce	0.950%	11/23/16	250,000	250,141
Canadian Imperial Bank of Commerce	0.868%	1/3/17	100,000	99,982	(b)
Chase Bank USA N.A.	1.055%	5/26/17	350,000	350,000	(b)
Citibank N.A.	0.900%	12/15/16	250,000	250,054
Mizuho Bank Ltd.	0.800%	10/21/16	250,000	249,972
Nordea Bank Finland PLC	1.121%	4/26/17	250,000	250,057	(b)
Nordea Bank Finland PLC	1.065%	5/26/17	150,000	149,999	(b)
Oversea-Chinese Banking Corp. Ltd.	0.490%	8/9/16	500,000	500,004
Skandinaviska Enskilda Banken NY	1.033%	5/5/17	150,000	150,033	(b)
Societe Generale NY	0.880%	10/4/16	515,000	515,256
Standard Chartered Bank NY	0.900%	8/18/16	250,000	250,023
Sumitomo Mitsui Banking Corp.	0.850%	8/24/16	250,000	250,040
Sumitomo Mitsui Trust & Banking Co., Ltd.	0.830%	8/17/16	250,000	250,012
Toronto Dominion Bank NY	0.920%	1/9/17	250,000	249,902
UBS AG	0.940%	1/31/17	250,000	249,741
Wells Fargo Bank N.A.	1.000%	12/12/16	500,000	500,105
Westpac Banking Corp.	0.947%	10/21/16	150,000	150,098	(b)
Westpac Banking Corp.	1.060%	6/1/17	100,000	99,976	(b)
Total Certificates of Deposit (Cost — $5,464,823)				5,465,298
Commercial Paper — 61.7%
Abbey National Treasury Services PLC	0.854%	8/25/16	250,000	249,858	(c)
ABN AMRO Funding USA LLC	0.975%	12/2/16	250,000	249,437	(c)(d)
ANZ National International Ltd.	0.651%	9/2/16	250,000	249,856	(c)(d)
ANZ National International Ltd.	0.752%	9/27/16	250,000	249,703	(c)(d)
Bank of Nova Scotia	0.873%	11/8/16	250,000	250,115	(b)(d)
Bank of Nova Scotia	0.976%	12/21/16	250,000	249,059	(c)(d)
Bank of Tokyo-Mitsubishi UFJ NY	0.500%	8/29/16	250,000	249,903	(c)
BPCE	0.752%	8/1/16	250,000	250,000	(c)(d)
Commonwealth Bank of Australia	0.797%	8/11/16	250,000	250,000	(b)(d)

See Notes to Financial Statements.

Ultra Short Obligations Portfolio 2016 Annual Report	27

Schedule of investments (cont’d)

July 31, 2016

Ultra Short Obligations Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Paper — continued
Commonwealth Bank of Australia	0.859%	1/11/17	$250,000	$249,884	(b)(d)
Cooperatieve Rebobank U.A.	0.802%	10/7/16	250,000	249,690	(c)
Cooperatieve Rebobank U.A.	0.869%	11/2/16	250,000	249,500	(c)
CPPIB Capital Inc.	0.440%	8/16/16	350,000	349,936	(a)(c)
Credit Suisse NY	1.006%	8/2/16	120,000	119,997	(c)
Credit Suisse NY	1.005%	9/19/16	150,000	149,796	(c)
DnB NOR Bank ASA	0.864%	9/1/16	250,000	249,815	(c)(d)
Electricite de France SA	1.535%	1/9/17	250,000	248,616	(c)(d)
Enterprise Products Operating LLC	0.861%	8/8/16	250,000	249,958	(c)
HSBC Bank PLC	1.008%	11/18/16	250,000	249,397	(c)(d)
ING U.S. Funding LLC	0.903%	8/1/16	130,000	130,000	(c)
ING U.S. Funding LLC	0.854%	8/22/16	250,000	249,876	(c)
Landesbank Hessen-Thuringen	0.903%	10/26/16	250,000	249,566	(c)(d)
Landesbank Hessen-Thuringen	0.955%	12/1/16	250,000	249,340	(c)(d)
National Australia Bank Ltd.	0.420%	8/8/16	375,000	374,969	(c)(d)
Natixis NY	0.570%	9/1/16	250,000	249,877	(c)
Ontario Teachers’ Finance Trust	1.007%	10/20/16	250,000	249,589	(c)(d)
Reckitt Benckiser Treasury	0.874%	12/1/16	300,000	299,331	(c)(d)
Skandinaviska Enskilda Banken AB	1.007%	10/24/16	250,000	249,591	(c)(d)
Sumitomo Mitsui Banking Corp.	0.500%	8/22/16	250,000	249,927	(c)(d)
Svenska Handelsbanken AB	0.601%	8/9/16	250,000	249,967	(c)(d)
Svenska Handelsbanken AB	0.601%	9/1/16	250,000	249,871	(c)(d)
Toronto Dominion Holdings USA	0.904%	1/5/17	250,000	248,900	(c)(d)
Toyota Motor Credit Corp.	0.916%	11/21/16	150,000	149,614	(c)
Toyota Motor Credit Corp.	1.018%	1/20/17	250,000	248,876	(c)
UBS Finance Delaware LLC	0.905%	9/6/16	250,000	249,775	(c)
United Overseas Bank Ltd.	0.904%	12/7/16	250,000	249,431	(c)(d)
Virginia Electric and Power Co.	0.680%	8/24/16	250,000	249,891	(c)
Westpac Banking Corp.	1.017%	1/13/17	250,000	248,789	(c)(d)
Total Commercial Paper (Cost — $9,309,878)				9,311,700
Time Deposits — 1.4%
Credit Agricole Grand Cayman (Cost — $219,000)	0.320%	8/1/16	219,000	219,000
Total Short-Term Investments (Cost — $14,993,701)				14,995,998
Total Investments — 100.2% (Cost — $15,123,748#)				15,126,059
Liabilities in Excess of Other Assets — (0.2)%				(32,619)
Total Net Assets — 100.0%				$15,093,440

See Notes to Financial Statements.

28	Ultra Short Obligations Portfolio 2016 Annual Report

Ultra Short Obligations Portfolio

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Rate shown represents yield-to-maturity.

(d)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Ultra Short Obligations Portfolio 2016 Annual Report	29

Statement of assets and liabilities

July 31, 2016

Assets:
Investments, at value (Cost — $15,123,748)	$15,126,059
Cash	781
Interest receivable	15,027
Total Assets	15,141,867

Liabilities:
Trustees’ fees payable	25
Accrued expenses	48,402
Total Liabilities	48,427
Total Net Assets	$15,093,440

Represented by:
Paid-in capital	$15,093,440

See Notes to Financial Statements.

30	Ultra Short Obligations Portfolio 2016 Annual Report

Statement of operations

For the Year Ended July 31, 2016

Investment Income:
Interest	$92,341
Less: Foreign taxes withheld	(23)
Total Investment Income	92,318

Expenses:
Audit and tax fees	37,876
Fund accounting fees	17,322
Legal fees	5,853
Custody fees	2,112
Trustees’ fees	275
Miscellaneous expenses	24,064
Total Expenses	87,502
Less: Fee waivers and/or expense reimbursements (Note 2)	(46,913)
Net Expenses	40,589
Net Investment Income	51,729

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(1,389)
Change in Net Unrealized Appreciation (Depreciation) From Investments	2,842
Net Gain on Investments	1,453
Increase in Net Assets From Operations	$53,182

See Notes to Financial Statements.

Ultra Short Obligations Portfolio 2016 Annual Report	31

Statements of changes in net assets

For the Years Ended July 31,	2016	2015†

Operations:
Net investment income	$51,729	$11,745
Net realized gain (loss)	(1,389)	519
Change in net unrealized appreciation (depreciation)	2,842	(531)
Increase in Net Assets From Operations	53,182	11,733

Capital Transactions:
Proceeds from contributions	292,999	15,314,440
Value of withdrawals	(370,422)	(208,492)
Increase (Decrease) in Net Assets From Capital Transaction	(77,423)	15,105,948
Increase (Decrease) in Net Assets	(24,241)	15,117,681

Net Assets:
Beginning of year	15,117,681	—
End of year	$15,093,440	$15,117,681

†	For the period January 5, 2015 (inception date) to July 31, 2015.

See Notes to Financial Statements.

32	Ultra Short Obligations Portfolio 2016 Annual Report

Financial highlights

For the years ended July 31, unless otherwise noted:
	2016	2015[1]

Net assets, end of year (millions)	$15	$15
Total return[2]	0.34%	0.08%

Ratios to average net assets:
Gross expenses	0.58%	0.97%[3]
Net expenses[4]	0.27	0.18 [3]
Net investment income	0.34	0.14 [3]

Portfolio turnover rate	260%	0%

[1]	For the period January 5, 2015 (inception date) to July 31, 2015.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Ultra Short Obligations Portfolio 2016 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Ultra Short Obligations Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At July 31, 2016, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

34	Ultra Short Obligations Portfolio 2016 Annual Report

evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Ultra Short Obligations Portfolio 2016 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate bonds & notes†	—	$130,061	—	$130,061
Short-term investments†:
Certificates of deposit	—	5,465,298	—	5,465,298
Commercial paper	—	9,311,700	—	9,311,700
Time deposits	—	219,000	—	219,000
Total short-term investments	—	$14,995,998	—	$14,995,998
Total investments	—	$15,126,059	—	$15,126,059

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Concentration risk. Under normal circumstances, the Portfolio will invest at least 25% of its assets in securities issued by companies in the financial services industry. The Portfolio is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

36	Ultra Short Obligations Portfolio 2016 Annual Report

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio does not pay an investment management fee.

Expense amounts may be voluntarily waived and/or reimbursed from time to time.

During the year ended July 31, 2016, fees waived and/or expenses reimbursed amounted to $46,913.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year under certain circumstances.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive placement agent.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	—	$1,500,438
Sales	$200,000	1,501,453

Ultra Short Obligations Portfolio 2016 Annual Report	37

Notes to financial statements (cont’d)

At July 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,102
Gross unrealized depreciation	(791)
Net unrealized appreciation	$2,311

4. Derivative instruments and hedging activities

During the year ended July 31, 2016, the Portfolio did not invest in derivative instruments.

38	Ultra Short Obligations Portfolio 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors

Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Ultra Short Obligations Portfolio (the “Portfolio”), a series of Master Portfolio Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 5, 2015 (inception date) to July 31, 2015. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Short Obligations Portfolio as of July 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 5, 2015 (inception date) to July 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2016

Ultra Short Obligations Portfolio 2016 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 21 through 26 of this report.

40	Ultra Short Obligations Portfolio

Western Asset

Ultra Short Obligations Fund

Trustees

Elliott J. Berv*

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

*	Effective February 10, 2016, Mr. Berv became Chairman.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Ultra Short Obligations Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Ultra Short Obligations Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Ultra Short Obligations Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX195553 9/16 SR16-2867

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2015 and July 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,281 in 2015 and $154,451 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,130 in 2015 and $17,240 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2016